                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

          Nuveen Insured New York Premium Income Municipal Fund, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC.

                333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
                           TELEPHONE (312) 917-7700

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                               NOVEMBER 16, 1995

                                                             September 29, 1995

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

  Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc. and Nuveen Insured New York Premium Income Municipal Fund, Inc., each a Minnesota corporation (individually, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois, on Thursday November 16, 1995, at 10:00 a.m., Chicago time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS OF EACH FUND:

    1. To elect four (4) directors to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

    2. To ratify or reject the selection of Ernst & Young LLP as independent auditors for the fiscal year ending September 30, 1996.

    3. To transact such other business as may properly come before the Annual Meeting.

MATTER TO BE VOTED ON BY EACH FUND'S HOLDERS OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK ONLY:

    To elect two (2) directors to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

  Shareholders of record of each Fund at the close of business on September 18, 1995 are entitled to notice of and to vote at that Fund's Annual Meeting.

  IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       James J. Wesolowski
                                            Secretary

             NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC.
            NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC. NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC.
              NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC. NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC.

                 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
                            TELEPHONE (312) 917-7700

                             JOINT PROXY STATEMENT

                                                              September 29, 1995

                              GENERAL INFORMATION

  This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors of each of Nuveen New York Performance Plus Municipal Fund, Inc. ("Performance Plus"), Nuveen New York Investment Quality Municipal Fund, Inc. ("Investment Quality"), Nuveen New York Select Quality Municipal Fund, Inc. ("Select Quality"), Nuveen New York Quality Income Municipal Fund, Inc. ("Quality Income") and Nuveen Insured New York Premium Income Municipal Fund, Inc. ("Insured Premium") (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on November 16, 1995 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. The Funds have engaged Tritech Services to assist in the solicitation of proxies at a total estimated cost of $12,500. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS SEPTEMBER 30, 1994 ANNUAL REPORT AND ITS MORE RECENT SEMI-ANNUAL REPORT UPON REQUEST. SUCH WRITTEN OR ORAL REQUEST SHOULD BE DIRECTED TO SUCH FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-257-8787. THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1995 IS EXPECTED TO BE AVAILABLE ON OR BEFORE NOVEMBER 29, 1995.

  On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the four nominees for director to be elected by all shareholders and the two nominees for director to be elected by holders of Municipal Auction Rate Cumulative Preferred Stock

("MuniPreferred(R)"), as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

  The Board of Directors of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

  The following table indicates which shareholders are solicited with respect to each matter:

                                                   COMMON
                    MATTER                         STOCK              MUNIPREFERRED
-----------------------------------------------------------------------------------
  Election of directors by all Shareholders
  (Ms. Impellizzeri and Messrs. Franke,
    Brown and Sawers nominated)                     X                       X
-----------------------------------------------------------------------------------
  Election of directors by MuniPreferred
    only (Mrs. Rosenheim and Mr.
    Schwertfeger nominated)                                                 X
-----------------------------------------------------------------------------------
  Ratify Selection of Auditors                      X                       X


  A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two nominees for director to be elected by holders of MuniPreferred, 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

  For purposes of determining the approval of the matters submitted for a vote of the shareholders of each Fund, abstentions and broker non-votes will be treated as shares voted against the election of directors and against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

  As of September 18, 1995, there were issued and outstanding: 14,381,272 shares of Common Stock and 1,600 shares of MuniPreferred, Series M, 2,000 shares of MuniPreferred, Series W and 572 shares of MuniPreferred, Series F of Performance Plus; 17,076,754 shares of Common Stock and 2,400 shares of each series of MuniPreferred, Series T and F of Investment Quality; 22,347,118 shares of Common Stock and 2,400 shares of MuniPreferred, Series W and 3,600 shares of MuniPreferred, Series TH of Select Quality; 23,388,229 shares of Common Stock and 2,200 shares of each series of MuniPreferred, Series M and W and 2,400 shares of MuniPreferred, Series TH of Quality Income; and 8,217,560 shares of Common Stock and 1,320 shares of MuniPreferred, Series M and 1,280 shares of MuniPreferred, Series T of Insured Premium. Those persons who were shareholders of record at the close of business on September 18, 1995 will be entitled to one vote for each share held.

  This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about September 29, 1995.

                     1. ELECTION OF DIRECTORS OF EACH FUND

  At each Fund's Annual Meeting, six (6) directors are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents, under normal circumstances holders of MuniPreferred are entitled to elect two
(2) directors, and the remaining directors are to be elected by holders of Common Stock and MuniPreferred, voting together as a single class. The nominees for election to the Board, all of whom currently serve as directors, are the same for each Fund. Table I below shows the nominees for director of each Fund to be elected by holders of Common Stock and MuniPreferred, voting together as a single class. Table II below shows the nominees for director of each Fund to be elected by holders of MuniPreferred only. The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting of each Fund will be required to elect the directors of that Fund.

  It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a director of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board of Directors.

  Tables I and II below show each nominee's age, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a director of each Fund and the number of common shares of the Funds and of all Nuveen funds (excluding money market funds) that each nominee beneficially owned as of September 1, 1995. All of the nominees were last elected to each Board at the 1994 annual meeting of shareholders.

  The Board of Directors mourns the recent passing of John E. O'Toole, a director since each Fund's organization. There is currently a vacancy on the Board of each Fund. The Funds' nominating committees are considering candidates for the vacancy.

                                    TABLE I
                      NOMINEES FOR EACH FUND TO BE ELECTED
                              BY ALL SHAREHOLDERS

                                                           FULL COMMON SHARES
                                                           BENEFICIALLY OWNED
                                                            SEPTEMBER 1, 1995
    NAME, AGE AND PRINCIPAL                                -------------------
 OCCUPATIONS OF NOMINEES AS OF     YEAR FIRST ELECTED        THE    ALL NUVEEN
      SEPTEMBER 1, 1995(1)       OR APPOINTED A DIRECTOR   FUNDS(2)  FUNDS(3)
 -----------------------------   -----------------------   -------- ----------
 *Richard J. Franke(64)         1989--Performance Plus          0     20,719
   Chairman of the Board and    1990--Investment Quality
   Director of the Funds, The   1991--Quality Income,
   John Nuveen Company (since   Select Quality
   March 1992), John Nuveen &   1992--Insured Premium
   Co. Incorporated, Nuveen
   Advisory Corp. and Nuveen
   Institutional Advisory
   Corp. (since April 1990);
   Certified Financial
   Planner.
 Lawrence H. Brown(61)          1993--All Funds                 0      3,487
   Director of the Funds;
   retired in August 1989 as
   Senior Vice President of
   The Northern Trust Company.
 Anne E. Impellizzeri(62)       1994--All Funds             1,000      2,000
   Director of the Funds;
   President and Chief
   Executive Officer of
   Blanton-Peale, Institutes
   of Religion and Health
   (since December 1990);
   prior thereto, Vice
   President of New York City
   Partnership (from 1988 to
   1990) and Vice President of
   Metropolitan Life Insurance
   Company (from 1980 to
   1988).
 Peter R. Sawers(62)            1991--Performance Plus,         0      7,972
   Director of the Funds;       Investment Quality,
   Adjunct Professor of         Quality Income,
   Business and Economics,      Select Quality
   University of Dubuque, Iowa  1992--Insured Premium
   (since January 1991);
   Adjunct Professor, Lake
   Forest Graduate School of
   Management, Lake Forest,
   Illinois (since January
   1992); prior thereto,
   Executive Director, Towers
   Perrin Australia
   (management consultant);
   Chartered Financial
   Analyst; Certified
   Management Consultant.

                                   TABLE II
                     NOMINEES FOR EACH FUND TO BE ELECTED
                          BY HOLDERS OF MUNIPREFERRED

                                                              FULL COMMON SHARES
                                                              BENEFICIALLY OWNED
                                                               SEPTEMBER 1, 1995
    NAME, AGE AND PRINCIPAL                                   -------------------
 OCCUPATIONS OF NOMINEES AS OF       YEAR FIRST ELECTED         THE    ALL NUVEEN
      SEPTEMBER 1, 1995(1)      OR APPOINTED A BOARD MEMBER   FUNDS(2)  FUNDS(3)
 -----------------------------  ---------------------------   -------- ----------
 Margaret K. Rosenheim(69)        1989--Performance Plus          0       5,115
   Director of the Funds;         1990--Investment Quality
   Helen Ross Professor of        1991--Quality Income,
   Social Welfare Policy,         Select Quality
   School of Social Service       1992--Insured Premium
   Administration, University
   of Chicago.
 *Timothy R. Schwertfeger(46)     1994--All Funds                 0      90,622
   President and Director of
   the Funds (since July
   1994); Executive Vice
   President and Director of
   The John Nuveen Company
   (since March 1992) and John
   Nuveen & Co. Incorporated;
   Director of Nuveen Advisory
   Corp. (since October 1992)
   and Nuveen Institutional
   Advisory Corp. (since
   October 1992).

-----------
  (*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

  (1) The director nominees of the Funds are directors or trustees, as the case may be, of 21 Nuveen open-end funds and 55 Nuveen closed-end funds.


  (2) The shares shown in this column include 1,000 full shares of Common Stock of Quality Income beneficially owned on September 1, 1995 by Anne E. Impellizzeri. Ms. Impellizzeri has sole voting and investment power with respect to these shares.

  (3) The number shown reflects the aggregate number of common shares beneficially owned by the nominee in all of the funds managed by Nuveen Advisory Corp. and referred to in note (1) above (excluding money market funds).

  EACH FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

  The directors affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Directors who are not affiliated with Nuveen or the Adviser receive a $45,000 annual retainer for serving as a director or trustee, as the case may be, of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Each Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a director of that Fund may elect to have all or a portion of the director's fee deferred. Directors may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the director wishes to begin deferral.

  The table below shows, for each director who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by each Fund for its fiscal year ended September 30, 1994 and the total compensation that Nuveen funds accrued for each director during the calendar year 1994, including any interest accrued for directors on deferred compensation. The rate of earnings on deferred compensation is equivalent to the average net earnings rate, computed on a quarterly basis, on the shares of such Nuveen fund.

                                                                           TOTAL
NAME OF DIRECTOR             AGGREGATE COMPENSATION FROM THE FUNDS      COMPENSATION
----------------         ---------------------------------------------- NUVEEN FUNDS
                         PERFORMANCE INVESTMENT SELECT  QUALITY INSURED ACCRUED FOR
                            PLUS      QUALITY   QUALITY INCOME  PREMIUM DIRECTORS(2)
                         ----------- ---------- ------- ------- ------- ------------
Lawrence H. Brown           $266        468       565     586     202      56,500
Anne E. Impellizzeri(1)     $ 92        165       199     206      69      48,750
Margaret K. Rosenheim       $386        690       885     866     292      64,404(3)
Peter R. Sawers             $366        640       770     798     281      56,000

-----------
  (1) Anne E. Impellizzeri was appointed a director in April 1994.

  (2) Includes compensation for service on the boards of 21 Nuveen open-end funds and 55 Nuveen closed-end funds. Also includes amounts for Nuveen funds that existed for part of the year, estimated as if the funds had existed for the entire year.

  (3) Includes $1,404 in interest accrued on deferred compensation from prior years.

  Richard J. Franke, Margaret K. Rosenheim and Timothy R. Schwertfeger serve as members of the executive committee of the Board of Directors of each Fund. The executive committee of each Fund, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors. The executive committee of Select Quality held fourteen meetings during the fiscal year ended September 30, 1994. The respective executive committees of Performance Plus, Investment Quality, Quality Income and Insured Premium held thirteen meetings during the fiscal year ended September 30, 1994.

  Each Fund's Board of Directors has an audit committee composed of Lawrence H. Brown, Anne E. Impellizzeri, Margaret K. Rosenheim and Peter R. Sawers, directors who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board of Directors. The respective audit committees of the Funds held two meetings during the fiscal year ended September 30, 1994.

  Nomination of those directors who are not "interested persons" of each Fund is committed to a nominating committee composed of the directors who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested directors. The respective nominating committees of the Funds held no meetings during the fiscal year ended September 30, 1994. No policy or procedure has been established as to the recommendation of director nominees by shareholders.

  Each Fund's Board of Directors held six meetings during the fiscal year ended September 30, 1994. During the last fiscal year, each director attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof), except that Mr. Franke was unable to attend certain executive committee meetings held solely to declare dividends. His attendance at executive committee meetings that he was scheduled to attend was less than 75%.

  Each Fund has the same executive officers. The following table sets forth information as of September 15, 1995 with respect to each executive officer of the Funds, other than executive officers who are directors and reflected above. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire at the regularly scheduled meeting of the Board of each Fund following the annual meetings of shareholders.

                            POSITIONS AND
         NAME         AGE OFFICES WITH FUNDS       PRINCIPAL OCCUPATIONS
         ----         --- ------------------       ---------------------
 Kathleen M. Flanagan  48 Vice President     Vice President of John Nuveen &
                          (since 1994)         Co. Incorporated.
 J. Thomas Futrell     40 Vice President     Vice President of Nuveen Advisory
                          (since 1991)         Corp. (since February 1991);
                                               prior thereto, Assistant Vice
                                               President of Nuveen Advisory
                                               Corp. (from August 1988 to
                                               February 1991); Chartered
                                               Financial Analyst.
 Steven J. Krupa       38 Vice President     Vice President of Nuveen Advisory
                          (since 1990)         Corp. (since October 1990);
                                               prior thereto, Vice President
                                               of John Nuveen & Co.
                                               Incorporated (from January 1989
                                               to October 1990).
 Anna R. Kucinskis     49 Vice President     Vice President of John Nuveen &
                          (since 1991)         Co. Incorporated.
 Larry W. Martin       44 Vice President     Vice President (since September
                          (since 1993) &       1993), Assistant Secretary and
                          Assistant Secre-     Assistant General Counsel of
                          tary (since 1989)    John Nuveen & Co. Incorporated;
                                               Vice President (since May 1993)
                                               and Assistant Secretary of
                                               Nuveen Advisory Corp.; Vice
                                               President (since May 1993) and
                                               Assistant Secretary (since
                                               January 1992) of Nuveen
                                               Institutional Advisory Corp.;
                                               Assistant Secretary (since
                                               February 1993) of The John
                                               Nuveen Company; Director of
                                               Nuveen/Duff & Phelps Investment
                                               Advisors (since January 1995).
 O. Walter Renfftlen   56 Vice President     Vice President and Controller of
                          & Controller         The John Nuveen Company (since
                          (since 1989)         March 1992), John Nuveen & Co.
                                               Incorporated, Nuveen Advisory
                                               Corp. and Nuveen Institutional
                                               Advisory Corp.

                               POSITIONS AND
          NAME           AGE OFFICES WITH FUNDS      PRINCIPAL OCCUPATIONS
          ----           --- ------------------      ---------------------
 Thomas C. Spalding, Jr.  44 Vice President     Vice President of Nuveen
                             (since 1989)         Advisory Corp. (since
                                                  February 1982) and Nuveen
                                                  Institutional Advisory Corp.;
                                                  Chartered Financial Analyst.
 H. William Stabenow      61 Vice President     Vice President and Treasurer of
                             & Treasurer          The John Nuveen Company
                             (since 1989)         (since March 1992), John
                                                  Nuveen & Co. Incorporated,
                                                  Nuveen Advisory Corp. and
                                                  Nuveen Institutional Advisory
                                                  Corp. (since January 1992).
 George P. Thermos        63 Vice President     Vice President of John Nuveen &
                             (since 1989)         Co. Incorporated.
 James J. Wesolowski      45 Vice President     Vice President, General Counsel
                             & Secretary          and Secretary of The John
                             (since 1989)         Nuveen Company (since March
                                                  1992), John Nuveen & Co.
                                                  Incorporated, Nuveen Advisory
                                                  Corp. and Nuveen
                                                  Institutional Advisory Corp.
 Gifford R. Zimmerman     39 Vice President     Vice President (since September
                             (since 1993) &       1992), Assistant Secretary
                             Assistant Secre-     and Assistant General Counsel
                             tary (since 1989)    of John Nuveen & Co.
                                                  Incorporated; Vice President
                                                  (since May 1993) and
                                                  Assistant Secretary of Nuveen
                                                  Advisory Corp.; Vice
                                                  President (since May 1993)
                                                  and Assistant Secretary
                                                  (since January 1992) of
                                                  Nuveen Institutional Advisory
                                                  Corp.

  On September 1, 1995, directors and executive officers of the Funds as a group beneficially owned 204,624 common shares of all funds managed by the Adviser (excluding money market funds) and as a group beneficially owned 1,000 shares of Common Stock of Quality Income, but did not beneficially own any shares of Common Stock of any other Fund or any shares of MuniPreferred of any Fund. As of September 1, 1995, no person is known to the Funds to have owned beneficially more than five percent of the shares of Common Stock or MuniPreferred of any Fund.

  Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and directors, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during the fiscal year ended September 30, 1994, all
Section 16(a) filing requirements applicable to that Fund's officers and directors, investment adviser and affiliated persons of the investment adviser were complied with.

                      2. SELECTION OF INDEPENDENT AUDITORS

  The members of each Fund's Board of Directors who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of that Fund for the fiscal year ending September 30, 1996. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes. EACH FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

  The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 75% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter for each Fund in connection with such Fund's public offering of Common Stock and MuniPreferred.

                             SHAREHOLDER PROPOSALS

  To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 1996, a shareholder proposal must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 1, 1996.

                                    GENERAL

  Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

  Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       James J. Wesolowski
                                            Secretary


                                                                         NNP1195

                                                                   PROXY BALLOT

NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC.

COMMON STOCK
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 16, 1995

The undersigned hereby appoints Richard J. Franke, Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common stock of the undersigned at the Annual Meeting of Shareholders of Nuveen Insured New York Premium Income Municipal Fund, Inc. to be held on November 16, 1995, or any adjournment or adjournments thereof:

1. Election of Directors:
   NOMINEES: Lawrence H. Brown, Richard J. Franke, Anne E. Impellizzeri, Peter R. Sawers.
2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending September 30, 1996.
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

-------------------------------------------------------------------------------
   You are encouraged to specify your choices by marking the
   appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
-------------------------------------------------------------------------------

                                SEE REVERSE SIDE                         NNF1195

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:
                                  Please mark your votes as in this example. [X]

--------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS:(SEE REVERSE FOR NOMINEES)
   [_] FOR all nominees
   [_] WITHHOLD authority to vote for all nominees
   [_] WITHHOLD authority to vote for nominees indicated below:


INSTRUCTIONS:
TO GRANT AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX ON THE LEFT ABOVE OR DO NOT MARK ANY BOX ABOVE.
TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX IN THE MIDDLE
ABOVE.
TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE OR MORE OF THE NOMINEES, MARK THE BOX ON THE RIGHT ABOVE AND WRITE EACH NOMINEE'S NAME IN THE SPACE PROVIDED.


--------------------------------

2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JULY 31, 1996.

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

   FOR [_]    AGAINST [_]   ABSTAIN [_]

--------------------------------------------------------------------------------

THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSAL SET FORTH ON THIS PROXY.


 Please be sure to sign and date this Proxy.


-----------------------------------------------------------

 Shareholder sign here _________________________ Date _____


 Co-owner sign here ____________________________ Date _____

-----------------------------------------------------------

NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

[_] BK NNP1195                                       NNF1195

                                                                   PROXY BALLOT

NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC.

MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK, SERIES M AND T
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 16, 1995

The undersigned hereby appoints Richard J. Franke, Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the shares of Municipal Auction Rate Cumulative Preferred Stock, Series M and T, of the undersigned at the Annual Meeting of Shareholders of Nuveen Insured New York Premium Income Municipal Fund, Inc. to be held on November 16, 1995, or any adjournment or adjournments thereof:

1. Election of Directors:
   NOMINEES--BY ALL SHAREHOLDERS: Lawrence H. Brown, Richard J. Franke, Anne E. Impellizzeri, Peter R. Sawers.
   NOMINEES--BY HOLDERS OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK
   ONLY: Margaret K. Rosenheim, Timothy R. Schwertfeger.
2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending September 30, 1996.
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

------------------------------------------------------------------------------
   You are encouraged to specify your choices by marking the
   appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
------------------------------------------------------------------------------

                               SEE REVERSE SIDE                        NNF1195P

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:
                                  Please mark your votes as in this example. [X]

--------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS:(SEE REVERSE FOR NOMINEES)
   [_] FOR all nominees
   [_] WITHHOLD authority to vote for all nominees
   [_] WITHHOLD authority to vote for nominees indicated below:


INSTRUCTIONS:
TO GRANT AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX ON THE LEFT ABOVE OR DO NOT MARK ANY BOX ABOVE.
TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX IN THE MIDDLE
ABOVE.
TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE OR MORE OF THE NOMINEES, MARK THE BOX ON THE RIGHT ABOVE AND WRITE EACH NOMINEE'S NAME IN THE SPACE PROVIDED.

--------------------------------

2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JULY 31, 1996.

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

   FOR [_]    AGAINST [_]   ABSTAIN [_]

--------------------------------------------------------------------------------

THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSAL SET FORTH ON THIS PROXY.


 Please be sure to sign and date this Proxy.


-----------------------------------------------------------

 Shareholder sign here _________________________ Date _____


 Co-owner sign here ____________________________ Date _____

-----------------------------------------------------------

NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

[_] BK NNP1195                                      NNF1195P